UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2011

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Coeur d’Alene Basin Environmental Litigation

On June 13, 2011, a Consent Decree settling environmental litigation and related claims involving Hecla Limited pertaining to historic releases of mining wastes in the Coeur d’Alene Basin, was lodged with the U.S. District Court in Idaho. The Consent Decree is attached hereto as Exhibit 10.1 to this Form 8-K.

A news release announcing the lodging of the Consent Decree is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)                 Exhibits

10.1   Consent Decree *

99.1   News Release, dated June 13, 2011 *

____________________

*   Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko Vice President and General Counsel

Dated: June 13, 2011

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